UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 18, 2008

Date of report (Date of earliest event reported)

ConAgra Foods, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7275	47-0248710
(Commission File Number)	(IRS Employer Identification No.)

One ConAgra Drive Omaha, NE	68102
(Address of Principal Executive Offices)	(Zip Code)

(402) 595-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On September 18, 2008, ConAgra Foods, Inc. issued a press release and posted a question and answer document on its website containing information on first quarter fiscal 2009 financial results. The press release and Q&A are furnished with this Form 8-K as exhibits 99.1 and 99.2, respectively.

The release includes the non-GAAP financial measures of adjusted operating profit for the Consumer Foods segment, adjusted sales for the Consumer Foods segment, adjusted sales for the Consumer Foods segment’s Priority Investment Brands and Enabler Brands and adjusted operating profit for the Commercial Foods segment. Management evaluates segment performance exclusive of items impacting comparability of year-over-year results because these items are non-recurring or extraordinary in nature. Management believes the presentation of financial information exclusive of items impacting comparability facilitates investor understanding of segment performance and trends.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press Release issued September 18, 2008

Exhibit 99.2	Questions and Answers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.

Date: September 18, 2008	By:	/s/ Colleen Batcheler
	Name:	Colleen Batcheler
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit	Description
99.1	Press Release issued September 18, 2008

99.2	Questions and Answers